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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 21, 2015, in the Registration Statement (Form F-1) and related Prospectus of Atlassian Corporation Plc for the registration of its Class A ordinary shares.

/s/ Ernst & Young LLP

San Francisco, California
November 6, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM